EXHIBIT 4.3
NINTH SUPPLEMENTAL INDENTURE
          NINTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of January 28, 2010, by and among Vanguard Health Holding Company II, LLC, a Delaware limited liability company (“VHS Holdco II”), Vanguard Holding Company II, Inc., a Delaware corporation (“VHS Holdco II Inc.” and, together with VHS Holdco II, the “Companies”), the guarantors defined therein (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”) to the Indenture, dated as of September 23, 2004, as amended by the First Supplemental Indenture, dated as of November 5, 2004, the Second Supplemental Indenture, dated as of March 28, 2005, the Third Supplemental Indenture, dated as of July 13, 2006, the Fourth Supplemental Indenture, dated as of June 25, 2007, the Fifth Supplemental Indenture, dated as of July 1, 2007, the Sixth Supplemental Indenture, dated as of October 2, 2007, the Seventh Supplemental Indenture, dated as of November 3, 2008 and the Eighth Supplemental Indenture, dated as of March 24, 2009 (collectively, the “Indenture”).
WITNESSETH:
          WHEREAS, the Company, the Guarantors and the Trustee have heretofore executed and delivered the Indenture providing for the issuance of 9% Senior Subordinated Notes due 2014 (the “Securities”) of the Company;
          WHEREAS, there is currently outstanding under the Indenture $575,000,000 in aggregate principal amount of the Securities;
          WHEREAS, the Companies issued $950,000,000 of 8% Senior Notes due 2018, which requires the amendment and/or waiver of various provisions of the Indenture;
          WHEREAS, Section 9.02 of the Indenture provides that the Companies and the Trustee may, with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities, (i) enter into a supplemental indenture for the purpose of amending the Indenture or (ii) waive compliance with certain provisions of the Indenture;
          WHEREAS, VHS Holdco II has offered to purchase for cash any and all of the outstanding Securities upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated January 14, 2010 (as the same may be amended or supplemented from time to time, the “Statement”), and in the related Consent and Letter of Transmittal (as the same may be amended or supplemented from time to time, and, together with the Statement, the “Offer”), from each Holder of such Securities;
          WHEREAS, the Offer is conditioned upon, among other things, the proposed amendments and waivers (the “Proposed Amendments”) to the Indenture set forth herein having been approved by at least a majority in aggregate principal amount of the outstanding Securities (and a supplemental indenture in respect thereof having been executed and delivered) with the effectiveness of such Proposed Amendments with respect to the Securities being subject to the acceptance for payment by VHS Holdco II of the Securities representing a majority in aggregate principal amount of the outstanding Securities pursuant to the Offer (the “Acceptance”);
          WHEREAS, VHS Holdco II has received and delivered to the Trustee the requisite consents to effect the Proposed Amendments under the Indenture;
          WHEREAS, the Companies and the Guarantors have been authorized by resolutions of their respective Board of Representatives or Board of Directors, as the case may be, to enter into this Supplemental Indenture;

          WHEREAS, the Companies have delivered to the Trustee an Officers’ Certificate (as defined in the Indenture) as well as an Opinion of Counsel (as defined in the Indenture) to the effect that the execution and delivery of this Supplemental Indenture by the Companies is authorized or permitted under the Indenture and that all conditions precedent provided for in the Indenture to the execution and delivery of this Supplemental Indenture to be complied with by the Companies have been complied with; and
          WHEREAS, all other acts and proceedings required by law, by the Indenture and by the certificate of formation or certificate of incorporation, as the case may be, and the operating agreement or by-laws, as the case may be, of each of the Companies to make this Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed;
          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the Holders of the Securities, the Companies, the Guarantors and the Trustee hereby agree as follows:
ARTICLE ONE
Section 1.01 Definitions.
          Capitalized terms used in this Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.
          Section 1.01 of the Indenture is amended with respect to the Securities by deleting all definitions of terms, and references to definitions of terms, that are used exclusively in the text of the Indenture and in the text of the Securities that are being otherwise eliminated by this Supplemental Indenture.
ARTICLE TWO
Section 2.01 Amendments to Table of Contents
          The Table of Contents of the Indenture is amended by deleting the titles to Sections 4.03, 4.04, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.18 and 4.19 in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.02 Amendment of Section 4.03.
          The provisions of Section 4.03 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.03 Amendment of Section 4.04.
          The provisions of Section 4.04 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.04 Amendment of Section 4.07.
          The provisions of Section 4.07 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.05 Amendment of Section 4.08.
          The provisions of Section 4.08 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

Section 2.06 Amendment of Section 4.09
          The provisions of Section 4.09 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.07 Amendment of Section 4.10.
          The provisions of Section 4.10 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.08 Amendment of Section 4.11.
          The provisions of Section 4.11 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.09 Amendment of Section 4.12.
          The provisions of Section 4.12 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.10 Amendment of Section 4.13.
          The provisions of Section 4.13 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.11 Amendment of Section 4.14.
          The provisions of Section 4.14 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.12 Amendment of Section 4.15.
          The provisions of Section 4.15 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.13 Amendment of Section 4.16.
          The provisions of Section 4.16 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.14 Amendment of Section 4.18.
          The provisions of Section 4.18 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.15 Amendment of Section 4.19.
          The provisions of Section 4.19 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.16 Amendment of Section 5.01.
          The provisions of Section 5.01 of the Indenture are amended by deleting the text of clauses (3), (4) and (6) from Section 5.01 of the Indenture and inserting in lieu thereof the phrase "[intentionally omitted]”.

Section 2.17 Amendment of Section 5.03.
          The provisions of Section 5.03 of the Indenture are amended by deleting the text of clauses (3) and (4) from Section 5.03 of the Indenture and inserting in lieu thereof the phrase “[intentionally omitted]”.
Section 2.18 Amendment of Section 6.01.
          The provisions of Section 6.01 of the Indenture are amended by deleting the text of clauses (3) through (8) from Section 6.01 and inserting in lieu thereof the phrase “[intentionally omitted]”.
ARTICLE THREE
Section 3.01 Effectiveness of Amendments
          This Supplemental Indenture shall be effective upon its execution and delivery by the parties hereto. The Amendments set forth in Article Two hereof will only become operative concurrently with the acceptance for payment of Securities validly tendered and not withdrawn at or prior to the Consent Payment Deadline (as defined in the Statement) pursuant to the Offer therefor.
Section 3.02 Continuing Effect of Indenture.
          Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Securities outstanding thereunder shall remain in full force and effect. On and after the Acceptance, each reference in the Indenture to “the Indenture,” “this Indenture,” “hereunder,” “hereof” or “herein” shall mean and be a reference to the Indenture as supplemented by this Supplemental Indenture unless the context otherwise requires.
Section 3.03 Construction of Supplemental Indenture.
          The Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.
Section 3.04 Trust Indenture Act Controls.
          If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision of this Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939, as amended, as in force at the date this Supplemental Indenture is executed, the provision required by said Act shall control.
Section 3.05 Trustee Disclaimer.
          The recitals contained in this Supplemental Indenture shall be taken as the statements of the Companies, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Supplemental Indenture.
Section 3.06 Counterparts.

          This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 3.07 Supplemental Indenture Forms Part of Indenture.
          The Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Supplemental Indenture forms a part of the Indenture for all purposes. The Indenture, as amended and supplemented by this Supplemental Indenture, is in all respects ratified and confirmed.
Section 3.08 Headings.
          The section headings herein are for convenience only and shall not affect the construction thereof.
Section 3.09 Severability.
          In case any provision in this Supplemental Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

VANGUARD HEALTH HOLDING COMPANY II, LLC
By:	/s/ RONALD P. SOLTMAN
	Name:	Ronald P. Soltman
	Title:	Executive Vice President

VANGUARD HOLDING COMPANY II, INC.
By:	/s/ RONALD P. SOLTMAN
	Name:	Ronald P. Soltman
	Title:	Executive Vice President

VANGUARD HEALTH SYSTEMS, INC., as Guarantor
By:	/s/ RONALD P. SOLTMAN
	Name:	Ronald P. Soltman
	Title:	Executive Vice President

VANGUARD HEALTH HOLDING COMPANY I, LLC, as Guarantor
By:	/s/ RONALD P. SOLTMAN
	Name:	Ronald P. Soltman
	Title:	Executive Vice President

[Signature Page to 9% Senior Subordinated Notes due 2014 Supplemental Indenture]

SUBSIDIARY GUARANTORS:

HOSPITAL DEVELOPMENT OF WEST PHOENIX, INC.
MACNEAL HEALTH PROVIDERS, INC.
MACNEAL MANAGEMENT SERVICES, INC.
MACNEAL MEDICAL RECORDS, INC.
MIDWEST CLAIMS PROCESSING, INC.
PROS TEMPORARY STAFFING, INC.
VANGUARD HEALTH FINANCIAL COMPANY, LLC (successor by merger to Vanguard Health Financial Company, Inc.)
VANGUARD HEALTH MANAGEMENT, INC.
VHS ACQUISITION CORPORATION
VHS ACQUISITION SUBSIDIARY NUMBER 1, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 2, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 4, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 5, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 7, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 8, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 9, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 10, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 11, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 12, INC.
VHS GENESIS LABS, INC.
VHS HOLDING COMPANY, INC.
VHS IMAGING CENTERS, INC.
VHS OF ANAHEIM, INC.
VHS OF ARROWHEAD, INC.
VHS OF HUNTINGTON BEACH, INC.
VHS OF ILLINOIS, INC.
VHS OF ORANGE COUNTY, INC.
VHS OF PHOENIX, INC.
VHS OF SOUTH PHOENIX, INC.
VHS OUTPATIENT CLINICS, INC.
VHS CHICAGO MARKET PROCUREMENT, LLC
LAKEFRONT MEDICAL ASSOCIATES, LLC
BAPTIST MEDICAL MANAGEMENT SERVICE ORGANIZATION, LLC
MACNEAL PHYSICIANS GROUP, LLC
BHS PHYSICIANS ALLIANCE FOR ACE, LLC
WATERMARK PHYSICIAN SERVICES, INC.,
as Guarantors

By:	/s/ RONALD P. SOLTMAN
	Name:	Ronald P. Soltman
	Title:	Executive Vice President

[Signature Page to 9% Senior Subordinated Notes due 2014 Supplemental Indenture]

VHS SAN ANTONIO PARTNERS, LLC (successor by merger to VHS San Antonio Partners, L.P.) as Guarantor By: VHS Acquisition Subsidiary Number 5, Inc., its Member
By:	/s/ RONALD P. SOLTMAN
	Name:	Ronald P. Soltman
	Title:	Executive Vice President

THE ANAHEIM VHS LIMITED PARTNERSHIP, as Guarantor By: VHS of Anaheim, Inc., its General Partner
By:	/s/ RONALD P. SOLTMAN
	Name:	Ronald P. Soltman
	Title:	Executive Vice President

THE HUNTINGTON BEACH VHS LIMITED PARTNERSHIP, as Guarantor By: VHS of Huntington Beach, Inc., its General Partner
By:	/s/ RONALD P. SOLTMAN
	Name:	Ronald P. Soltman
	Title:	Executive Vice President

HEALTHCARE COMPLIANCE, L.L.C. By: Vanguard Health Management, Inc., its Member
By:	/s/ RONALD P. SOLTMAN
	Name:	Ronald P. Soltman
	Title:	Executive Vice President

[Signature Page to 9% Senior Subordinated Notes due 2014 Supplemental Indenture]

THE VHS ARIZONA IMAGING CENTERS LIMITED PARTNERSHIP, as Guarantor By: VHS Imaging Centers, Inc., its General Partner
By:	/s/ RONALD P. SOLTMAN
	Name:	Ronald P. Soltman
	Title:	Executive Vice President
[Signature Page to 9% Senior Subordinated Notes due 2014 Supplemental Indenture]

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ RICHARD PROKOSCH
	Name:	Richard Prokosch
	Title:	Vice President

[Signature Page to 9% Senior Subordinated Notes due 2014 Supplemental Indenture]